SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)         June 1, 1999
                                                 -----------------------------

                              CNB Bancorp, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

         New York                       17501                  14-1709485
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)

  12-24 N. Main St., PO Box 873, Gloversville, New York           12078
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, including Area Code          518-773-7911
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                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)

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Item 2.           Acquisition or Disposition of Assets

         On June 1, 1999, CNB Bancorp, Inc. ("Registrant") acquired all of the capital stock of Gloversville Federal Savings and Loan Association, a federal savings bank ("Gloversville") through the merger of its parent, Adirondack Financial Services Bancorp, Inc. ("Adirondack") into Registrant's wholly-owned subsidiary, CNB Acquisition Corp. Gloversville was then merged into Registrant's wholly-owned subsidiary bank, City National Bank and Trust Company (the "Bank"). The assets acquired consisted principally of loans. The consideration paid was $15,000,000. The source of the consideration paid in the acquisition consisted of a special dividend paid by the Bank to the Registrant. The consideration paid was determined through negotiation with the board of directors of Adirondack. A fairness opinion was rendered by the investment bankers for Adirondack.

         The Registrant issued a press release describing the above transaction on June 1, 1999. A copy of this press release is attached as
Exhibit 20.

Item 7.           Financial Statements and Exhibits

         The exhibits listed below are filed herewith or incorporated herein by reference.

Exhibit 2.1 Agreement of Merger by and among CNB Bancorp, Inc., CNB Acquisition Corp. and Adirondack Financial Services Bancorp, Inc. dated as of January 23, 1999.

Exhibit 2.2 First Amendment to Agreement of Merger among CNB Bancorp, Inc., CNB Acquisition Corp. and Adirondack Financial Services Bancorp, Inc., dated April 2, 1999.

Exhibit 20        CNB Bancorp, Inc. press release dated June 1, 1999.

         Exhibit 2.1 is incorporated by reference to the Current Report on Form 8-K of Registrant filed on February 8, 1999.

Financial Information

         It is impractical for Registrant to provide the financial statements and pro forma financial information required by Item 7 at this time. Registrant will file such financial statements and pro forma financial information under cover of Form 8-K no later than August 15, 1999.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED:  June 9, 1999.

                                   CNB Bancorp, Inc.

                                   /s/ George A. Morgan
                                   ------------------------------------------
                                   George A. Morgan, Executive Vice President

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                              INDEX TO EXHIBITS

Exhibit Number    Description

Exhibit 2.1 Agreement of Merger by and among CNB Bancorp, Inc., CNB Acquisition Corp. and Adirondack Financial Services Bancorp, Inc. dated as of January 23, 1999.*

Exhibit 2.2       First Amendment to Agreement of Merger among CNB
                  Bancorp, Inc., CNB Acquisition Corp. and Adirondack Financial Services Bancorp, Inc., dated April 2, 1999.

Exhibit 20        CNB Bancorp, Inc. press release dated June 1, 1999.

* previously filed

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Exhibit 2.2

                               First Amendment
                                      to
                             Agreement of Merger

              This First Amendment (this "First Amendment") is made and entered into as of the 2nd day of April, 1999, by and among CNB BANCORP, INC., a New York corporation ("CNB"), CNB ACQUISITION CORP., a Delaware corporation and wholly-owned subsidiary of CNB ("ACQUISITION"), and ADIRONDACK FINANCIAL SERVICES BANCORP, INC., a Delaware corporation ("Adirondack").

                                   Recitals

              Whereas, CNB and ADIRONDACK and ACQUISITION have entered into an Agreement of Merger dated January 23, 1999 (the "Agreement") and ;

              Whereas, the respective boards of directors of CNB and ADIRONDACK and ACQUISITION desire to amend the terms of the agreement;

              Now therefore in consideration of the mutual covenants and premises herein contained, the sufficiency of which is hereby acknowledged, CNB and ADIRONDACK and ACQUISITION hereby enter into this First Amendment and prescribe the revised terms and conditions of the Agreement as follows:

                                  AGREEMENT

              1. Unless otherwise provided herein, all capitalized terms used herein shall have the same meaning as is given to them in the Agreement.

              2. Article IV, Section 4.13 (a) of the Agreement is hereby deleted in its entirety and replaced with the following:
                      4.13 Board of Directors of CNB. At the Effective Time,
              CNB shall cause two persons to be added to the Board of Directors of CNB, who shall also be added to the Board of Directors of City. The following persons, namely, Dr. Priscilla
              J. Bell, Timothy E. Delaney, Lewis E. Kolar, Donald I. Lee, Richard D. Ruby, and Dr. Robert J. Sofarelli, shall be entitled to serve as either a director of: (i) CNB or City or (ii) as an advisory director of CNB or City until October 9, 2003. The duties and compensation of any such advisory director shall be determined from time to time at the sole discretion of CNB or City as the case may be.

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IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed and attested to on their behalf by the following officers thereunto duly authorized as of the day and year first written above.

CNB BANCORP, INC.                                 CNB ACQUISITION CORP.

By: /s/ William N. Smith                          By: /s/ William N. Smith
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Title: President                                  Title: President
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ADIRONDACK FINANCIAL SERVICES BANCORP, INC.

By: /s/ Lewis E. Kolar
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Title: President & CEO
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Exhibit 20

CNB Bancorp, Inc.

                      OVER 110 YEARS OF BANKING SERVICE

WILLIAM N. SMITH, PRESIDENT
GEORGE A. MORGAN, VICE PRESIDENT AND SECRETARY
MICHAEL J. FRANK, TREASURER
BRIAN R. SEELEY, AUDITOR

         Effective June 1, 1999

         Larry Peck, Marketing Officer

         FOR IMMEDIATE RELEASE:

         CNB Bancorp, Inc. Completes Acquisition of Adirondack Financial Services Bancorp, Inc.

         The acquisition of Adirondack Financial Services Bancorp, Inc. of Gloversville by CNB Bancorp, Inc., headquartered in Gloversville, New York has been completed. The transaction has been approved by Adirondack's shareholders and regulatory authorities.

         Adirondack is the parent company for Gloversville Federal Savings and Loan Association, which, in addition to its office in Gloversville, operates a branch in Saratoga Springs, New York. Adirondack was formed in December 1997, to acquire all the common stock of Gloversville Federal Savings upon its conversion from a mutual savings institution to a stock institution. On April 6, 1998, Adirondack completed its initial public offering. The Gloversville Federal Savings Charter dates back to 1923.

         CNB Bancorp is the parent company for City National Bank and Trust Company, which operates offices in the communities of Gloversville, Perth, Johnstown and Northville. The company is highly respected with a history that dates back to 1887 and has total assets of over $250 million.

         CNB Bancorp paid $15 million in cash in the aggregate for all of the outstanding shares of Adirondack. The per share purchase price was $21.92 per share at closing. The transaction will be accounted for as a purchase.

                     CITY NATIONAL BANK AND TRUST COMPANY

                 P.O. BOX 873, GLOVERSVILLE, NEW YORK 12078
                   PHONE (518) 773-7911 FAX (518) 725-2730